                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                Date of Report
                       (Date of Earliest Event Reported)
                               DECEMBER 23, 1996

   NUEVO ENERGY COMPANY                          NUEVO FINANCING I
(Exact name of registrant          (Exact name of registrant as specified in its
   as specified in its                                charter)
        charter)

        DELAWARE                                     DELAWARE
(State or other jurisdiction of           (State or other jurisdiction of
         incorporation)                           incorporation)


          0-10537                                          N/A
(Commission File Number)                        (Commission File Number)

         75-0304436                               TO BE APPLIED FOR
(I.R.S. Employer Identification No.)       (I.R.S. Employer Identification No.)

 331 LAMAR, SUITE 1650                          1331 LAMAR, SUITE 1650
 HOUSTON, TEXAS 77010                            HOUSTON, TEXAS 77010
 (Address of principal                 (Address of principal executive offices,
 executive offices,                               including zip code)
including zip code)

    (713) 652-0706                                  (713) 652-0706
(Registrant's telephone                    (Registrant's telephone number,
 number, including area                          including area code)
        code)

          N/A                                            N/A
(former name or former                     (former name or former address,
 address, if changed from                    if changed from last report)
    last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Not applicable

ITEM 5.  OTHER EVENTS

     On November 15, 1996, Nuevo Energy Company, a Delaware corporation (the "Company"), and Nuevo Financing I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), filed a Registration Statement on Form S-3 (Registration No. 333-16231) with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), relating to, among other things, the registration under the Act of (a) 2,300,000 $2.875 Term Convertible Securities, Series A (the "TECONS"), of the Trust to be sold by the Trust in a public offering, (b) the Company's 5.75% Convertible Subordinated Debentures due December 15, 2026 (the "Convertible Debentures") to be issued to the Trust, (c) the Company's guarantee of certain obligations of the Trust to make distributions on the TECONS (the "Guarantee") and (d) 2,138,605 shares of common stock, $.01 par value per share ("Common Stock"), of the Company to be sold by United Investors Management Company ("United") and The 1818 Fund, L.P. (the "1818 Fund" and, together with United, the "Selling Stockholders") in a public offering (such Registration Statement, as amended and supplemented from time to time, is hereinafter referred to as the "Registration Statement").

     On December 23, 1996, the Company and the Trust closed the offering of 2,300,000 TECONS on behalf of the Trust (the "TECONS Offering") and the Company and the Selling Stockholders closed the offering of 2,138,605 shares of Common Stock (the "Shares") on behalf of the Selling Stockholders (the "Common Stock Offering"). The TECONS were sold pursuant to an Underwriting Agreement dated December 18, 1996 (the "TECONS Underwriting Agreement") between the Company, the Trust and J.P. Morgan Securities Inc. and Salomon Brothers Inc (the "TECONS Underwriters"). The Shares were sold pursuant to an Underwriting Agreement dated December 18, 1996 (the "Common Stock Underwriting Agreement") between the Company, the Selling Stockholders, J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Keegan & Company, Inc. and PaineWebber Incorporated, as representatives of the several Common Stock Underwriters (the "Common Stock Underwriters").

     The Price to Public of the TECONS was $50.00 per TECONS and, pursuant to the TECONS Underwriting Agreement, the Company paid the TECONS Underwriters, as compensation for their services, $1.375 per TECONS for an aggregate underwriting compensation of $3,162,500. The TECONS were issued pursuant to the Trust's Amended and Restated Declaration of Trust dated December 23, 1996, among the Company, as Sponsor, Wilmington Trust Company, as Institutional Trustee and Delaware Trustee, and Michael D. Watford, Robert L. Gerry, III and Robert M. King, as Regular Trustees. Distributions on the TECONS ("Distributions") will accumulate from December 23, 1996 and will be payable at an annual rate of $2.875 per TECONS. Subject to the Distribution deferral provisions described in the Registration Statement, Distributions will be payable quarterly in arrears on each March 15, June 15, September 15 and December 15, commencing March 15, 1997.

     Unless subject to prior redemption, each TECONS is convertible at any time prior to the close of business on December 15, 2026 at the option of the holder into shares of Common Stock at the rate of 0.8421 shares of Common Stock for each TECONS (equivalent to a conversion price of $59.375 per share of Common Stock), subject to adjustment in certain circumstances. In the event of any liquidation of the Trust, holders will be entitled to receive $50 per TECONS plus an amount equal to any accumulated and unpaid Distributions thereon to the date of payment.

     The sole assets of the Trust consist of $118,556,700 in original principal amount of Convertible Debentures. The Convertible Debentures were issued pursuant to a Subordinated Indenture dated as of November 25, 1996, between the Company and Wilmington Trust Company, as Indenture Trustee, as supplemented by the First Supplemental Indenture dated December 23, 1996. The ability of the Trust to pay Distributions on the TECONS is solely dependent on the receipt of interest payments from the Company on the Convertible Debentures. The Convertible Debentures will mature on December 15, 2026, and will bear interest at the rate of 5.75 % per annum, payable quarterly in arrears. So long as the Company shall not be in default in the payment of interest on the Convertible Debentures, the Company has the right to defer payments of interest on the Convertible Debentures from time to time for successive periods not exceeding 20 consecutive quarters for each such period; provided, that no such period shall extend beyond the stated maturity date of the Convertible Debentures. The payment of principal and interest on the Convertible Debentures is subordinated in right of payment to all Senior Indebtedness (as defined in the Registration Statement) of the Company.

     The Convertible Debentures are redeemable for cash, at the option of the Company, in whole or in part, from time to time on or after December 15, 1999, at the prices specified in the Registration Statement. Upon any redemption of the Convertible Debentures, the TECONS will be redeemed.

     The Guarantee was established by the Preferred Securities Guarantee Agreement dated as of December 23, 1996, between the Company and Wilmington Trust Company, as Guarantee Trustee. Pursuant to the Guarantee, the Company irrevocably and unconditionally guaranteed, on a subordinated basis and to the extent set forth in the Registration Statement, the payment in full of (i) Distributions on the TECONS to the extent the Trust has funds available therefor, (ii) the amount payable upon redemption of the TECONS to the extent the Trust has funds available therefor and (iii) generally, the liquidation preference of the TECONS to the extent the Trust has assets available for distribution to holders of TECONS. The Guarantee is unsecured and is subordinate and junior in right of payment to all other liabilities of the Company and ranks pari passu in right of payment with the most senior preferred stock issued, from time to time, if any, by the Company.

     Pursuant to the Common Stock Offering, United sold 1,275,000 Shares and the
1818 Fund sold 863,605 Shares.   The Price to Public of the Shares was $47.50
per share and the Underwriting Discount paid to the Common Stock Underwriters was $2.375 per share, for an aggregate underwriting discount of $5,079,187. All of the 1,275,000 Shares sold by United were outstanding and 112 of the Shares sold by the 1818 Fund were outstanding prior to the Common Stock Offering. The remaining 863,493 of the Shares sold by the 1818 Fund were issued upon conversion of 11,220 shares of 7% Cumulative Convertible Preferred Stock, Series A ("Preferred Stock"), of the Company. As a result of this conversion by United of its shares Preferred Stock, there are no longer any shares of Preferred Stock outstanding.

ITEM 6.  REGISTRATION OF REGISTRANT'S DIRECTORS

     Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

     Not applicable

(b)  Pro forma Financial Information

     Not applicable

(c)  Exhibits

     EXHIBIT
     NUMBER              DESCRIPTION

     1.   Underwriting Agreement

          1.1. Underwriting Agreement dated December 18, 1996, by and among the Company, United Investors Management Company, The 1818 Fund, L.P., and J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Keegan & Company, Inc., and PaineWebber Incorporated, as representatives of the several underwriters in the Common Stock Offering.

          1.2. Underwriting Agreement dated December 18, 1996, by and among the Company, the Trust and J.P. Morgan Securities Inc. and Salomon Brothers Inc.

     2. Plan of acquisition, reorganization, arrangement, liquidation or succession*

     4. Instruments defining the rights of security holders, including indentures

          4.1. Form of Amended and Restated Declaration of Trust dated December 23, 1996, among the Company, as Sponsor, Wilmington Trust Company, as Institutional Trustee and Delaware Trustee, and Michael D. Watford, Robert L. Gerry, III and Robert M. King, as Regular Trustees.

          4.2. Form of Subordinated Indenture dated as of November 25, 1996, between the Company and Wilmington Trust Company, as Indenture Trustee

          4.3. Form of First Supplemental Indenture dated December 23, 1996, between the Company and Wilmington Trust Company, as Indenture Trustee

          4.4. Form of Preferred Securities Guarantee Agreement dated as of December 23, 1996, between the Company and Wilmington Trust Company, as Guarantee Trustee.

          4.5. Form of Certificate representing TECONS (included as Exhibit A-1 to Exhibit 4.1 above).

     16.  Letter re change in certifying accountant*

     17.  Letter re director resignation*

     20.  Other documents or statements to security holders*

     23.  Consents of experts and counsel*

     24.  Power of attorney*

     27.  Financial Data Schedule*

     99.  Additional exhibits

          99.1 Opinion of Butler & Binion, L.L.P.

________
*  Inapplicable to this filing


ITEM 8.  CHANGE IN FISCAL YEAR

     Not applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     Not applicable

                                  SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date:  January 6, 1997
                         NUEVO ENERGY COMPANY, a Delaware corporation


                         By:  /s/ Michael D. Watford
                            ------------------------------------------------
                            Name:   Michael D. Watford
                            Title:  President, Chief Executive Officer
                                    and Chief Operating Officer of
                                    Nuevo Energy Company



Date:  January 6, 1997
                         NUEVO FINANCING I, a Delaware business trust

                         By:  NUEVO ENERGY COMPANY, as Sponsor

                         By:  /s/ Michael D. Watford
                            ------------------------------------------------
                            Name:   Michael D. Watford
                            Title:  President, Chief Executive Officer
                                    and Chief Operating Officer of
                                    Nuevo Energy Company